UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

After being adjourned on July 31, 2023, the special meeting of stockholders (the “Special Meeting”) of Volcon, Inc. (the “Company”) was reconvened on August 3, 2023. Set forth below are the two proposals that were voted on at the Special Meeting and the stockholder votes on each such proposal, as certified by the Special Meeting inspector of election. The proposals are described in greater detail in the Definitive Proxy Statement of the Company (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2023, the relevant portions of which are incorporated herein by reference.

On June 14, 2023, the record date for the Special Meeting (the “Record Date”), there were 30,615,119 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 16,063,516 shares of Company common stock, representing approximately 52.47% of the shares of common stock outstanding on Record Date, were present at the Special Meeting, in person or represented by proxy.

Each of the proposals summarized below was approved by the Company’s stockholders.

Proposal 1: For purposes of complying with Nasdaq Listing Rule 5635(d), the Company’s stockholder were asked to approve (i) the issuance of all of the shares of the Company’s common stock upon conversion of the Amended and Restated Series A Notes (as described in the Proxy Statement) in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market without giving effect to the Exchange Cap (as described in the Proxy Statement); (ii) the adjustment of the conversion price of the New Notes and the Amended and Restated Series B Exchange Notes (each as described in the Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in such notes; (iii) the adjustment of the exercise price of the New Warrants and the Amended and Restated Warrants (each as described in the Proxy Statement) to $0.75, as may be further amended pursuant to the terms set forth in the such warrants; (iv) the modification of the definition of Floor Price (as described in the Proxy Statement) in the New Notes from $2.54 to $0.22; and (v) the modification of the definition of Floor Price (as described in the Proxy Statement) in the New Warrants, the Amended and Restated Warrants, and the Amended and Restated Series B Exchange Notes from $1.09 to $0.22 (collectively, the “Nasdaq Proposal”). The Nasdaq Proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
14,664,984	1,266,505	132,027	0

Proposal 2:  The proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the Nasdaq Proposal was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
14,725,610	1,200,282	137,624	0

Other than the two proposals summarized above, no other item of business was submitted at the Special Meeting for stockholder action.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: August 3, 2023	/s/ Greg Endo
Greg Endo Chief Financial Officer

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